BUSINESS FIRST BANCSHARES

Q1 2022 Results



BUSINESS FIRST BANCSHARES
NASDAQ: BFST
Nasdaq

TABLE OF CONTENTS

LEGAL DISCLOSURES

Special Note Concerning Forward-Looking Statements

This investor presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through the Company's use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the Company's future business and financial performance and/or the performance of the banking and mortgage industry and economy in general.

Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company's management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the risks set forth in "Forward Looking Statements" and "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 1, 2022 (as may be amended in the Company's Quarterly Reports on Form 10-Q). Many of these factors are difficult to foresee and are beyond the Company's ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Non-GAAP Financial Measures

This presentation includes certain financial measures that are not measures recognized under U.S. generally accepted accounting principles ("GAAP") and therefore are considered non-GAAP financial measures. The Company's management uses these non-GAAP financial measures in their analysis of the Company's performance, financial condition and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of the ongoing operations and enhance comparability of results with prior periods. The Company's management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company's underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from the reporting measures with similar names as used by other companies. You should understand how such other banking organizations calculate their non-GAAP financial measures with names similar to the non-GAAP financial measures discussed herein when comparing such information. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix to this presentation.


Thoughtful, Disciplined Decision-Making
Meaningful Communication
Doing the Right Thing The Right Way
Striving To Be The Best Through Continual Improvement
Relationship Driven Team
b1

b1BANK's five guiding principles reflect our core beliefs and values, which drive all decisions irrespective of our goals, strategies, or external factors. These tenets are more than guides for making business decisions, they are the core of our culture, driving our day-to-day interactions between employees, and with our clients to make a positive impact on the communities we serve.

AMERICAN BANKER
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BUSINESS REPORT'S
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BUSINESS FIRST BANCSHARES, INC. OVERVIEW

Company Overview

Ticker: BFST (NASDAQ)

Market Capitalization: $549 million (as of March 31, 2022)

Headquarters: Baton Rouge, Louisiana

Franchise Highlights:

- Closed TCB transaction in Houston market March 1, 2022, with assets of $534.2 million
- 1Q22 organic loan growth of 6.03% (24.31% annualized)
- Continued loan portfolio diversification with 31% of credit exposure in Texas markets (DFW, Houston)
- Two 2021 team lift outs in New Orleans contribute to $178 million year over year market loan growth
- #1 deposit market share in Louisiana for Louisiana-headquartered community banks

Financial Highlights of 1Q22 ($ millions)	
Assets	$5,362
Gross Loans Held for Investments	$3,748
Deposits	$4,658
Loan-to-Deposit Ratio	80.5%
Core ROAA[(1)]	0.83%
Core ROAE[(1)]	9.21%
NPLs/Total Loans (HFI)[(2)]	0.29%
Tier 1 Risk-based Capital Ratio[(3)]	10.83%
Tier 1 Leverage Ratio[(3)]	10.14%
Total Risk-based Capital Ratio[(3)]	11.49%
TCE/TA[(1)]	6.68%



BFST Footprint
DALLAS
SHREVEPORT
MONROE
JACKSON
BATON ROUGE
HOUSTON
LAKE CHARLES
LAFAYETTE
NEW ORLEANS
BANKING CENTERS
SSW INVESTMENTS
LOAN PRODUCTION OFFICES

BFST operates 46 full-service banking centers and 3 LPOs across Louisiana and Texas

(1) Non-GAAP financial measure. See appendix for applicable reconciliation.
(2) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.
(3) Preliminary bank level ratios as of March 31, 2022. Consolidated capital ratios will not be available until the FR Y-9C is filed in May 2022.

EXECUTIVE MANAGEMENT



Jude Melville
Director, President and CEO

Age: 47
Year Started at BFST: 2006



Gregory Robertson
EVP, Chief Financial Officer

Age: 50
Year Started at BFST: 2011



Philip Jordan
EVP, Chief Banking Officer

Age: 49
Year Started at BFST: 2008



Keith Mansfield
EVP, Chief Operations Officer

Age: 45
Year Started at BFST: 2016



Mimi Singer Lee
EVP, Chief Human Resources Officer

Age: 45
Year Started at BFST: 2019



Mark Folse
Director, EVP and Chief Risk Officer

Age: 56
Year Started at BFST: 1998[1]



Jesse Jackson
EVP, Financial Institutions Group

Age: 46
Year Started at BFST: 2020



Saundra Strong
EVP, General Counsel

Age: 44
Year Started at BFST: 2021



Heather Roemer
SVP, Chief of Staff

Age: 40
Year Started at BFST: 2009

(1) Includes prior experience at Pocketal Bancshares, Inc.

RECENT CORPORATE HISTORY: SIGNIFICANT MILESTONES

2017
- Acquired Minden Bancorp, Inc. ($317.4M[2] in total assets)
- Completed $66 mm private placement of common stock
- Expanded de novo into DFW, TX market

2018
- Direct listing on NASDAQ under BFST ticker symbol
- Acquired Richland State Bancorp, Inc. ($316.4M[2] in total assets)
- Completed $29 mm follow-on equity offering of common stock
- $25 mm subordinated debt issuance

2019
- Opened second full-service location in DFW, TX
- Rebranded as b1BANK

2020
- Acquired Pedestal Bancshares, Inc. ($1.3B[2] in total assets)
- Participated in SBA PPP program ($604.3 mm)
- Participated in Main Street Lending Program ($327.8 mm)
- Establishment of Financial Institutions Group with team lift-out, based in Dallas, TX

2021
- Acquired Smith Shellnut Wilson, LLC in Jackson, MS
- Opened third DFW, TX location
- Self-managed $52.5 mm subordinated debt issuance
- PPP loan sale of $243.6 mm in 2Q 2021
- 2 banker team lift-outs in New Orleans, LA market

2022[1]
- Acquired Texas Citizens Bancorp, Inc. ($534.2M[2] in total assets)

Total Assets ($ millions)

2016	2017	2018	2019	2020	2021	2022
$1,106	$1,321	$2,095	$2,274	$4,160	$4,726	$5,362[1]

2016 – YTD 2022 Total Asset CAGR: 35.1%

(1) As of March 31, 2022. All other periods as of December 31st.
(2) Fair value of total assets at closing.

BALANCED FOOTPRINT



DALLAS / FORT WORTH REGION
NORTH LOUISIANA REGION
CAPITAL REGION
HOUSTON REGION
SOUTWEST LOUISIANA REGION
GREATER NEW ORLEANS REGION
BAYOU REGION

Dallas Fort Worth Region

# of Banking Centers:	3
Total Loans:	$813.3
Total Deposits:	$210.1
Deposits / Banking Center	$70.0

Houston Region

# of Banking Centers:	6
Total Loans:	$359.3
Total Deposits:	$487.3
Deposits / Banking Center	$81.2

Southwest Louisiana Region

# of Banking Centers:	14
Total Loans:	$528.1
Total Deposits:	$1,126.4
Deposits / Banking Center	$80.5

North Louisiana Region

# of Banking Centers:	7
# of LPOs:	1
Total Loans:	$628.2
Total Deposits:	$848.6
Deposits / Banking Center	$121.2

Capital Region

# of Banking Centers:	8
Total Loans:	$555.9
Total Deposits:	$812.3
Deposits / Banking Center:	$101.5

Bayou Region

# of Banking Centers:	6
Total Loans:	$351.4
Total Deposits:	$652.1
Deposits / Banking Center:	$108.7

Greater New Orleans Region

# of Banking Centers:	2
# of LPOs:	2
Total Loans:	$529.0
Total Deposits:	$239.7
Deposits / Banking Center:	$119.9

Note: Dollars in millions. Financial data as of March 31, 2022. Deposit balances do not tie to consolidated figures as a result of wholesale deposits, timing differences and other items recorded at the corporate level. Loan amounts based on outstanding loan balance before accounting adjustments.

Financial Results

BALANCE SHEET HIGHLIGHTS

For the quarter ended, $ millions	3/31/2022	Change vs. 12/31/2021	Change vs. 3/31/2021	Q1'22 Highlights
Gross Loans (Excl. HFS)	$3,748.5	18%	23%	- Closing of the TCB acquisition helped headline a strong quarter of loan growth. Organic loan growth of 6.43% for the quarter led by the DFW and Greater New Orleans markets continuing to diversify the loan portfolio.
ALLL + Fair Value Discount on Acquired Loans	$69.9	23%	21%	- ALLL + Fair Value Discount on Acquired Loans as a percentage of total loans of 1.84%. Loan purchase discount increased by approximately $14 million due to closing of TCB. ALLL decreased on a percentage basis due to inclusion of TCB loan portfolio in overall calculation.
Investment Securities	$961.4	-6%	33%	- Securities portfolio decline largely driven by unrealized losses
Deposits	$4,657.7	14%	21%	- $477 million in deposit growth driven by TCB closing.
FHLB Borrowings	$80.0	-3%	142%	
Total Equity	$456.8	5%	10%	- Increase in equity was primarily driven by the TCB acquisition ($55 million), Q1 earnings ($8.7 million), and AFS fair value adjustment (-$38.6 million)

Balance Sheet Ratios, $ actual	3/31/2022	Actual 12/31/2021	Actual 3/31/2021	Highlights
Total Risk-based Capital Ratio (1)	11.49 %	11.94 %	13.95 %	- Decreased ratio primarily due to organic growth
Tangible Common Equity / Tangible Assets (2)	6.68 %	7.76 %	8.07 %	
Tangible Book Value Per Share (2)	$15.57	$17.71	$16.99	- Dilution of TBV was impacted by TCB close ($0.55), but largely attributed to the impact of AOCI adjustments ($1.88)
Gross Loans (Excl. HFS) / Deposits	80.48 %	78.23 %	78.83 %	

(1) Preliminary bank level ratios as of March 31, 2022. Consolidated capital ratios will not be available until the FR Y-9C is filed in May 2022.
(2) Non-GAAP financial measure. See appendix for applicable reconciliation.

QUARTERLY FINANCIAL HIGHLIGHTS

		For the Quarter Ended,				
		3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Profitability	Diluted Earnings per Common Share	$0.41	$0.59	$0.50	$0.84	$0.59
	ROAA	0.71 %	1.05 %	0.95 %	1.58 %	1.15 %
	ROAE	7.83	11.20	9.47	16.57	11.86
	Net Interest Margin	3.51	3.57	3.71	3.87	4.23
	Efficiency Ratio[1]	72.67	66.07	67.73	56.20	59.19
	Core Pre-Tax, Pre-Provision Income[1] in millions	$14,441	$15,369	$14,834	$25,827	$18,786
	Core Diluted Earnings Per Common Share[1]	$0.49	$0.57	$0.53	$0.90	$0.61
	Core ROAA[1]	0.83 %	1.02 %	1.00 %	1.70 %	1.18 %
	Core ROAE[1]	9.21	10.84	10.03	17.79	12.14
	Net Interest Margin excluding loan discount accretion[1]	3.43	3.42	3.56	3.71	3.91
	Core Efficiency Ratio[1]	69.35	65.96	66.32	53.81	58.40
Capital	Tier 1 Leverage Ratio[2]	10.14 %	8.14 %	8.34 %	8.23 %	8.37 %
	Total Risk-based Capital Ratio[2]	11.49 %	11.94 %	12.47 %	13.24 %	13.95 %
	Tangible Common Equity / Tangible Assets[1]	6.68 %	7.76 %	8.25 %	8.41 %	8.07 %
	Tangible Book Value Per Share[1]	$15.57	$17.71	$17.53	$17.24	$16.99
Asset Quality	NPLs / Loans (Excl. TDRs)[3]	0.29 %	0.41 %	0.45 %	0.40 %	0.44 %
	Allowance for Loan Losses / Loans (Excl. HFS)	0.78	0.91	0.92	0.94	0.83
	ALLL + FV Discount on Acquired Lns/Loans (Excl. HFS)	1.84	1.50	1.86	2.00	1.88
	NCOs / Average Loans	0.04	0.01	(0.01)	0.03	0.00

- Investments in 2021 production hires continue to drive organic loan growth for consecutive quarters highlighted by DFW and New Orleans.
- Asset sensitive balance sheet structure paired with strong loan growth position the bank to benefit from pending interest rate increases.
- Asset Quality remains steady while building loan loss reserve to support new loan growth.
- TCB closed with dilution as forecasted and an early Q3 scheduled conversion. Cost savings and earn back remain on track as modeled.

(1) Non-GAAP financial measure. See appendix for applicable reconciliation.
(2) Preliminary bank level ratios as of March 31, 2022. Consolidated capital ratios will not be available until the FR Y-9C is filed in May 2022.
(3) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

STABLE CREDIT PERFORMANCE

Past Due Loans(1)


0.25%
$7.7
0.30%
$8.7
0.17%
$5.3
0.08%
$2.6
0.22%
$8.4
0.27%
1Q21
2Q21
3Q21
4Q21
1Q22
Past Due Loans to Total Loans
Peer Average
Past Due Loans

Nonperforming Loans(1)


0.87%
0.44%
$13.4
0.40%
$11.5
0.45%
$13.7
0.41%
$13.1
0.29%
$10.8
1Q21
2Q21
3Q21
4Q21
1Q22
Nonperforming Loans to Total Loans
Peer Average
NPLs

ALLL & FV Discount(2)


1.88%
0.83%
2.00%
0.94%
1.86%
0.92%
1.76%
0.91%
1.84%
0.78%
1Q21
2Q21
3Q21
4Q21
1Q22
ALLL+Discount to Total Loans
ALLL to Total Loans

Net Charge-offs


0.12%
0.00%
0.03%
-0.01%
0.01%
0.04%
1Q21
2Q21
3Q21
4Q21
1Q22
NCO/Average Loans
Peer Average

Note: Dollars in millions. Peer average based on average of last five quarters ending 4Q21. Gulf South Peer Group defined as: FBMS, PGBI, HBCP, ISTR, OBNK, RRBI, GNTY, TBK, VBTX, TCBX, CBTX, ABTX

(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

(2) Total Loans includes SBA PPP loan balances.

YIELD / RATE ANALYSIS



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.53%
5.13%
5.11%
4.93%
4.75%
4.23%
3.87%
3.71%
3.57%
3.51%
3.91%
3.71%
3.56%
3.42%
3.43%
0.50%
0.49%
0.48%
0.40%
0.50%
0.31%
0.21%
0.25%
0.25%
0.25%
0.25%
Q1'21
Q2'21
Q3'21
Q4'21
Q1'22
NIM
NIM ex. accretion(1)
Cost of Int. Bearing Deposits
Total Cost of Deposits
Loan Yield (excl. SBA PPP)
Target Fed Funds Rate

Note: Data is as of March 31, 2022. Chart based on GAAP data.
(1) NIM excluding loan discount accretion is a non-GAAP financial measure and excludes the accretion of the loan discount on acquired loans. See appendix for applicable reconciliation.

LOAN PORTFOLIO OVERVIEW – REPRICING OPPORTUNITY

Loan Portfolio HFI

47.0% of all loans HFI (excl. PPP) are floating/variable rate or fixed rate maturing within the next 12-months

90.7% of all floating rate loans would reprice immediately with another +0.25% shift in interest rates



5.8%
13.3%
18.1%
9.8%
53.0%

	% of Total Loans	Weighted Avg. Rate[1]
Fixed Rate Loans (mature > 1 year)	53.0%	4.44%
Fixed Rate Loans (mature < 1 year)	9.8%	4.64%
Floating Rate with Floors	18.1%	4.52%
Floating Rate without Floors	13.3%	4.27%
Adjustable Rate Loans	5.8%	5.06%
Total	100.0%	4.48%

Floating Rate Loans Set to Reprice



% of Floating Rate Loans set to Reprice
90.7%
94.2%
96.7%
99.3%
100.0%
+25 bps
+50 bps
+75 bps
+100 bps
> +100 bps
Assumed Shift in Interest Rates

Floating Rate Loan Summary	Repricing Opportunity Given the Below Shift in Interest Rates: 0.00% - +0.25%	+0.25% - +0.50%	+0.50% - +0.75%	+0.75% - +1.00%	> +1.00%
Total Outstanding Balance	$ 1,082.1	$ 41.5	$ 29.7	$ 31.5	$ 7.8
% of Total	90.7%	3.5%	2.5%	2.6%	0.7%
Weighted Average Rate[1]	4.42%	4.15%	4.46%	4.22%	4.70%

- 31.4% of total loans HFI are floating rate
  - 90.7% of all floating-rate loans would reprice immediately with another 0.25% shift in interest rates
  - 18.1% of floating-rate loans maintain "active" floors
- 87.0% of floating-rate loans float on the WSJ Prime Daily Index
- 62.8% of total loans HFI are fixed-rate
  - 15.6% of fixed-rate loans mature within the next twelve months[2]

Note: Dollars in millions. Data is as of March 31, 2022. Loan balances are before accounting adjustments and exclude SBA PPP loan balances. "Active" floors reflect a current floating rate below the respective floor.
(1) Reflects weighted average rate for the month-end March 31, 2022.
(2) Includes adjustable-rate loans.

Loan Portfolio

OPERATING LOAN GROWTH

Loan Composition by Region



4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21
03/31/22
% of portfolio
9.5%
21.6%
14.1%
9.3%
14.0%
16.7%
14.8%
Capital
North Louisiana
Southwest Louisiana
Bayou
Greater New Orleans
Dallas
Houston

FY 2021 Loan Growth Waterfall



$3,198
$480
$356
$(93)
$(160)
$12
$3,794
Q1'22 Annualized Organic Net Operating Growth(1)(2) of 30.0%
Beginning Loans
Originations
TCB Acquisition
Paydowns
Payoffs
Net Refinance
Ending Loans

Note: Data is as of March 31, 2022. Dollars in millions. Loan balances are before accounting adjustments.

(1) Net operating loans are defined as loans per the general ledger, excluding PPP, deferred costs/fees, corporate & other, overdrafts, and loan premium/discount.

(2) Excludes acquired TCB loans and TCB's March loan growth.

LOAN COMPOSITION



Farmland, 4.0%
Home Equity Loans, 2.2%
Consumer & Other, 3.1%
Multi-Family, 2.9%
Commercial, 21.9%
1-4 Family, 10.8%
Construction & Land, 15.5%
OOCRE, 21.1%
NOOCRE, 18.7%

COMMERCIAL	
Outstanding:	$825 million
Unfunded:	$407 million
Average Loan:	$253 thousand
NPL %(1):	0.39%

OOCRE	
Outstanding:	$793 million
Unfunded:	$46 million
Average Loan:	$710 thousand
NPL %(1):	0.26%

NOOCRE	
Outstanding:	$702 million
Unfunded:	$63 million
Average Loan:	$1.1 million
NPL %(1):	0.07%

CONSTRUCTION & LAND	
Outstanding:	$582 million
Unfunded:	$331 million
Average Loan:	$408 thousand
NPL %(1):	0.21%

1-4 FAMILY	
Outstanding:	$405 million
Unfunded:	$15 million
Average Loan:	$136 thousand
NPL %(1):	0.78%

Note: Loan composition as of March 31, 2022 based on FDIC call report data.
(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

LOAN COMPOSITION: COMMERCIAL

Commercial Loans By Collateral



Agricultural, 3.6%
AR & Inventory, 41.1%
Equipment, 15.5%
All Other, 16.1%
Titled Collateral, 12.8%
Cash/Securities, 11.0%

Weighted average maturity of Commercial portfolio is 3.18 years

Continuous monitoring of unfunded commitments and line of credit usage



Commercial Line Utilization
Weekly Average Utilization: 45.8%
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
1-Jan
8-Jan
15-Jan
22-Jan
29-Jan
5-Feb
12-Feb
19-Feb
26-Feb
5-Mar
12-Mar
19-Mar
26-Mar
31-Mar

Note: Data is as of March 31, 2022. Percentages based on loan balances before accounting adjustments and excluding TCB loan portfolio due to manual consolidation and in process review for reclassification tied to early 3Q'22 data conversion.

LOAN COMPOSITION: COMMERCIAL REAL ESTATE

C&D Composition



12.4%
11.4%
9.4%
8.9%
2.2%
3.8%
13.4%
12.9%
5.8%
19.7%

C&D Portfolio	
Raw Land	11.4%
Vacant Residential Lots	9.4%
Vacant Commercial Lots	13.4%
Land Development - Residential	19.7%
Residential Construction - OORE	5.8%
Residential Construction - Non OORE	12.9%
Commercial Construction - Retail	3.8%
Commercial Construction - Office	2.2%
Commercial Construction - Apartment/Multi-Family	8.9%
Commercial Construction - Other	12.4%
Total C&D	**100.0%**
Total C&D Portfolio	**$581,675**
Average Loan Size	**$408**

CRE Composition - Owner Occupied



0.1%
10.6%
17.5%
16.6%
14.8%
40.3%

Owner Occupied CRE Portfolio	
Hotel/Motel	0.1%
Office Building	10.6%
Office/Warehouse	16.6%
Retail	14.8%
Commercial Building	40.3%
Other	17.5%
Total CRE - Owner Occupied	**100.0%**
Total CRE - Owner Occupied Portfolio	**$793,251**
Average Loan Size	**$710**

CRE Composition - Income Producing



12.1%
15.5%
13.2%
23.0%
4.8%
5.7%
16.0%
9.8%

Income Producing CRE Portfolio	
Hotel/Motel	15.5%
Office Building	13.2%
Office/Warehouse	4.8%
Warehouse	5.7%
Retail - Single Tenant	9.8%
Retail - Multi Tenant	16.0%
Commercial Building	23.0%
Other	12.1%
Total CRE - Income Producing	**100.0%**
Total CRE - Income Producing Portfolio	**$701,929**
Average Loan Size	**$1,116**

Note: Dollars in thousands. Data is as of March 31, 202. Percentages based on loan balances before accounting adjustments and excluding TCB loan portfolio due to manual consolidation and in process review for reclassification tied to early 3Q'22 data conversion.

SECTORS IN FOCUS: INDUSTRY COMPOSITION



Retail, 10.5%
Oil and Gas, 5.6%
Hotel and Motels, 3.2%
Food and Drink Services, 3.3%
Other Hospitality, 1.5%
All Others, 75.9%

Loan portfolio sectors of internal focus determined by current market conditions

- Oil & Gas volatility
- Economic uncertainty related to COVID

Year over year outstanding balances of sectors in focus have remained relatively flat as a percentage of portfolio with stable asset quality

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $[1]	Past Due %	NPL $[1]	NPL%
Sectors in Focus	$830,013	24.1%	$736	$6,364	0.77%	$1,556	0.19%
All Other	$2,610,171	75.9%	$200	$2,067	0.08%	$9,254	0.36%
TOTAL	**$3,440,184**	**100.0%**	**$251**	**$8,431**	**0.25%**	**$10,810**	**0.31%**

Note: Dollars in thousands. Data is as of March 31, 2022. Loan balances based on balances before accounting adjustments and excluding TCB loan portfolio due to manual consolidation and in process review for reclassification tied to early 3Q'22 data conversion.

(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

SECTORS IN FOCUS: OIL AND GAS LENDING

Oil and Gas Loans By Function



Construction, 7.5%
Repairs & Maintenance, 15.2%
Other, 9.5%
Manufacturing, 10.9%
Transportation, 16.1%
Professional Services, 23.6%
Equipment Sales and Rental, 17.2%

Oil & Gas portfolio concentration remains stable with the addition of the TCB loan portfolio

ALLL + Fair Value Discount on Acquired Loans for Oil and Gas loans totals $14.6 million

- 7.6% of Oil and Gas Portfolio balances

No Shared National Credits in Oil & Gas portfolio

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $(1)	Past Due %	NPL $(1)	NPL%
Repairs & Maintenance	$29,213	0.8%	$495	$0	0.00%	$496	1.70%
Equipment Sales and Rental	$33,014	1.0%	$579	$0	0.00%	$0	0.00%
Transportation	$30,780	0.9%	$496	$0	0.00%	$0	0.00%
Professional Services	$45,244	1.3%	$767	$0	0.00%	$0	0.00%
Manufacturing	$20,997	0.6%	$447	$0	0.00%	$0	0.00%
Construction	$14,291	0.4%	$325	$0	0.00%	$0	0.00%
Other	$18,217	0.5%	$552	$0	0.00%	$95	0.52%
TOTAL	$191,755	5.6%	$531	$0	0.00%	$591	0.31%

Note: Dollars in thousands. Data is as of March 31, 2022. Loan balances based on balances before accounting adjustments and excluding TCB loan portfolio due to manual consolidation and in process review for reclassification tied to early 3Q'22 data conversion.

(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

SECTORS IN FOCUS: RETAIL LENDING



Retail
Retail non CRE, 9.8%
Single Tenant, 50.5%
Multi-Tenant, 39.7%

Performance continues to remain stable quarter over quarter

No significant concentrations across the portfolio

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $[1]	Past Due %	NPL $[1]	NPL%
Single Tenant	$182,979	5.3%	$732	$15	0.01%	$0	0.00%
Multi-Tenant	$143,724	4.2%	$1,916	$0	0.00%	$0	0.00%
Retail Exposure non CRE	$35,522	1.0%	$254	$0	0.00%	$141	0.40%
TOTAL	**$362,224**	**10.5%**	**$779**	**$15**	**0.00%**	**$141**	**0.04%**

Note: Dollars in thousands. Data is as of March 31, 2022. Loan balances based on balances before accounting adjustments and excluding TCB loan portfolio due to manual consolidation and in process review for reclassification tied to early 3Q'22 data conversion.

(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

SECTORS IN FOCUS: HOSPITALITY LENDING



Hotels and Motels
NonFlagged Hotels & Motels, 13.8%
Short-Term, Stay/Bed & Breakfast, 10.1%
Flagged Hotels and Motels, 76.1%



Food and Drink Services
Bars, Taverns, Pubs, 3.3%
Caterers, 0.1%
Restaurant Suppliers, 2.5%
Full-Service Restaurants, 29.7%
Limited-Service Restaurants, 64.4%

	Outstanding Balance	% of Total Loans	Average Loan Size	Past Due $[1]	Past Due %	NPL $[1]	NPL%
Hotels and Motels	$111,425	3.2%	$2,321	$6,349	5.70%	$11	0.01%
Food and Drink Services	$113,402	3.3%	$623	$0	0.00%	$814	0.72%
Other Hospitality	$51,206	1.5%	$1,463	$0	0.00%	$0	0.00%
TOTAL	$276,034	8.0%	$1,042	$6,349	2.30%	$825	0.30%

Note: Dollars in thousands. Data is as of March 31, 2022. Loan balances based on balances before accounting adjustments and excluding TCB loan portfolio due to manual consolidation and in process review for reclassification tied to early 3Q'22 data conversion.

(1) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

LIQUIDITY AND DEPOSITS

Liquidity Sources		
FHLB Borrowings Capacity	$	1,130
Unencumbered Securities	$	597
Cash Reserves	$	350
Fed Funds Lines Available	$	154
FRB Discount Window(1)	$	350
Total	**$**	**2,581**

- Core deposits (excl. jumbo CDs) represent 95.6% of total deposits
- > $2.5 billion in liquidity available

Deposit Composition


Other CDs 8.7%
CDs > $250K 6.3%
Savings 7.6%
$4.66B
Noninterest Bearing DDA 33.2%
Interest Bearing DDA 4.9%
NOW Accounts 12.7%
MMDA 26.6%
Non-Interest Bearing
NOW & Int. Bearing DDA
MMDA & Savings
Time Deposits

Historical Deposit Composition


Total Deposit CAGR: 32.7%
$1,056
$354
$257
$180
$265
$1,734
$571
$429
$351
$382
$1,782
$595
$447
$341
$399
$3,617
$810
$954
$689
$1,164
$4,077
$693
$1,314
$780
$1,291
$4,658
$699
$1,595
$820
$1,544
12/31/17
12/31/18
12/31/19
12/31/20
12/31/2021
3/31/2022
Non-Interest Bearing
NOW & Int. Bearing DDA
MMDA & Savings
Time Deposits

Note: Dollars in millions. Data as of March 31, 2022.
(1) Estimate based on pledging capacity.
(2) CD repricing timeline as of March 31, 2022.

SECURITIES PORTFOLIO

- Portfolio's main purpose is to serve as a source of on balance sheet liquidity
- 100% of securities are classified as available for sale (AFS)
- $966.2 million in securities AFS, primarily concentrated in agency MBS and municipal securities
  - 1Q22 weighted average yield of 1.69%
  - Weighted average life of 5.4 years
  - Estimated effective duration of 4.9 years
  - $364.4 million AFS securities pledged as collateral

AFS Securities Portfolio



U.S. Government Agencies 5.7%
Corporate Securities 4.7%
Municipal Securities 35.0%
$1.01B
Mortgage-Backed Securities 54.6%

	Book Value	Market Value	Net Unrealized Gain / (Loss)
Municipal Securities	$ 354.3	$ 336.2	$ (18.1)
Mortgage-Backed Securities	553.7	524.5	(29.2)
Corporate Securities	45.4	44.9	(0.5)
U.S. Government Agencies	58.2	55.0	(3.2)
Total AFS Securities	**$ 1,011.6**	**$ 960.6**	**$ (51.0)**

Note: Dollars in millions. Data as of March 31, 2022.

BUSINESS FIRST BANCSHARES

APPENDIX

HISTORICAL FINANCIAL SUMMARY

	For the Fiscal Year Ended December 31,					YTD
	2017	2018	2019	2020	2021	2022
Balance Sheet & Capital						
Total Assets	$1,321,256	$2,094,896	$2,273,835	$4,160,360	$4,726,378	$5,362,235
Gross Loans (Excl. HFS)	975,284	1,528,469	1,710,265	2,991,355	3,189,608	3,748,498
Deposits	1,055,533	1,733,934	1,782,010	3,616,679	4,077,283	4,657,738
Total Equity	179,935	260,058	285,097	409,963	433,368	456,837
Tangible Common Equity / Tangible Assets[1]	13.04 %	9.90 %	10.36 %	8.45 %	7.76 %	6.68 %
Tier 1 Leverage Ratio[2]	13.53	11.66	10.56	8.79	8.14	10.14
Total Risk-based Capital Ratio[2]	15.23	13.91	13.30	--	11.94	11.49
Net Loans (Excl. HFS) / Assets	73.15 %	72.43 %	74.68 %	71.37 %	66.87 %	69.36 %
Gross Loans (Excl. HFS) / Deposits	92.40	88.15	95.97	82.71	78.23	80.48
NIB Deposits / Deposits	25.07	22.05	22.38	32.19	31.66	33.15
Commercial Loans / Loans (Excl. HFS)[3]	26.09	23.79	22.83	21.60	22.62	21.80
C&D / Total Risk-Based Capital[4]	118.8 %	94.1 %	95.9 %	106.0 %	117.0 %	111.3 %
CRE / Total Risk-Based Capital[4]	286.1	217.2	222.4	262.0	250.1	266.7
Asset Quality						
NPLs / Loans (Excl. TDRs)[5]	1.30 %	0.89 %	0.53 %	0.35 %	0.41 %	0.29 %
NPAs / Assets (Excl. TDRs)[5]	0.98	0.74	0.58	0.48	0.31	0.23
Reserves / Loans (Excl. HFS)	0.90	0.73	0.71	0.74	0.91	0.78
NCOs / Average Loans	0.41	0.00	0.10	0.06	0.03	0.04
Profitability Ratios						
Net Income	$4,848	$14,091	$23,772	$29,994	$52,136	$8,731
ROAA	0.40 %	0.84 %	1.11 %	0.88 %	1.18 %	0.71 %
ROAE	3.68	7.04	8.70	8.42	12.25	7.83
Net Interest Margin	4.01 %	4.02 %	4.10 %	4.06 %	3.84 %	3.51 %
Efficiency Ratio	73.70	71.78	64.37	67.75	61.84	72.67
Non-Interest Income / Avg. Assets	0.47	0.46	0.50	0.63	0.80	0.48
Non-Interest Expense / Avg. Assets	3.07	2.99	2.74	2.95	2.66	2.74

Note: Dollars in thousands. YTD as of March 31, 2022.

(1) Non-GAAP Financial measure. See appendix for applicable reconciliation.

(2) Preliminary bank level ratios as of March 31, 2022. Consolidated capital ratios will not be available until the FR Y-9C is filed in May 2022. Total Capital Ratio not available for FY 2020 due to the bank's use of the Community Bank Leverage Ratio.

(3) Excludes SBA PPP loans.

(4) Calculated at the bank level based on FDIC call report data.

(5) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

COMMERCIAL REAL ESTATE – HISTORICAL PERFORMANCE

	Q4'16	Q4'17	Q4'18	Q4'19	Q4'20	Q4'21	Q1'22
Construction - 1-4 Family Residential	$ 29,683	$ 37,565	$ 55,485	$ 60,780	$ 68,503	$ 90,861	$ 106,435
Other Const, Development, Vacant Land & Lots	64,742	105,970	155,569	183,401	334,562	457,667	475,240
Total Construction	**94,425**	**143,535**	**211,054**	**244,181**	**403,065**	**548,528**	**581,675**
% of Total Loans (1)	*11.6%*	*14.7%*	*13.8%*	*14.3%*	*13.5%*	*17.2%*	*15.5%*
% of Total Bank Capital	*80.1%*	*118.8%*	*94.1%*	*95.9%*	*106.0%*	*117.0%*	*111.3%*
Multi-Family Properties	22,737	20,717	39,273	36,454	95,707	97,508	109,773
Commercial Rental	135,901	174,552	226,723	284,795	496,198	525,977	701,929
Other Loans for Real Estate Purposes	6,541	6,869	10,286	708	736	500	681
Total Outstanding CRE Exposure	**$ 259,604**	**$ 345,673**	**$ 487,336**	**$ 566,138**	**$ 995,706**	**$ 1,172,513**	**$ 1,394,058**
% of Total Loans (1)	*32.0%*	*35.4%*	*31.9%*	*33.1%*	*33.3%*	*36.7%*	*37.0%*
% of Total Bank Capital	*220.2%*	*286.1%*	*217.2%*	*222.4%*	*262.0%*	*250.1%*	*266.7%*
Credit Ratings (2)							
Pass-Watch / Special Mention %	4.2%	1.1%	1.6%	0.5%	1.7%	2.7%	4.2%
Classified %	1.7%	1.1%	0.9%	0.9%	0.7%	1.2%	1.9%
Total Watch List %	5.9%	2.3%	2.5%	1.4%	2.4%	3.9%	6.1%
Past Dues (3)							
Nonaccrual Loans	$ 1,283	$ 2,791	$ 550	$ 1,449	$ 1,578	$ 1,701	$ 1,701
Past Due 90 days or more	-	-	-	-	77	-	-
Total Past Due	$ 1,283	$ 2,791	$ 550	$ 1,449	$ 1,654	$ 1,701	$ 1,701
Total Past Due / Total CRE Loans	*0.5%*	*0.8%*	*0.1%*	*0.3%*	*0.2%*	*0.1%*	*0.1%*
Net Charge Offs YTD (4)	$ (431)	$ 9	$ (322)	$ (2)	$ 14	$ 147	$ 5
Net Charge Offs YTD / CRE Loans	*(0.17%)*	*0.00%*	*(0.07%)*	*(0.00%)*	*0.00%*	*0.01%*	*0.00%*

Note: Dollars in thousands.
(1) Calculated at the bank level based on FDIC call report data.
(2) Based on outstanding loan balances prior to accounting adjustments. Percentage based on CRE loans outstanding.
(3) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.
(4) Q4'17 NCOs excludes $600 thousand charge-off required to recognize a purchase discount gain of $2.4 million as a result of the American Gateway transaction.

OIL AND GAS LENDING – HISTORICAL PERFORMANCE

	Q4'16	Q4'17	Q4'18	Q4'19	Q4'20	Q4'21	Q1'22
Upstream	$ 14,392	$ 17,742	$ 12,530	$ 9,639	$ 2,305	$ 246	$ -
Midstream	35,024	25,490	18,148	6,518	$ 1,669	$ 1,048	$ 995
Downstream	11,766	10,144	8,578	4,511	$ 467	$ 76	$ 76
Support / Services	73,142	70,765	86,802	77,221	$ 202,710	$ 182,711	$ 190,684
Total Energy Exposure	**$ 134,323**	**$ 124,140**	**$ 126,058**	**$ 97,888**	**$ 207,151**	**$ 184,081**	**$ 191,755**
% of Total Loans	*16.4%*	*12.7%*	*8.2%*	*5.7%*	*7.6%*	*5.8%*	*5.6%*
% of Total Bank Capital	*113.9%*	*103.0%*	*56.5%*	*38.5%*	*54.5%*	*39.3%*	*36.7%*
Total Committed Energy Loans	$ 178,151	$ 160,313	$ 178,073	$ 146,138	$ 279,573	$ 243,052	$ 243,052
Credit Ratings							
Pass-Watch / Special Mention %	17.1%	17.5%	8.6%	12.1%	8.7%	11.1%	0.6%
Classified %	5.7%	3.1%	7.0%	3.6%	3.2%	2.9%	2.4%
Total Watch List % (1)	22.7%	20.6%	15.6%	15.7%	12.0%	14.0%	3.0%
Past Dues(2)							
Nonaccrual Loans	$ 1,125	$ 3,882	$ 2,020	$ 23	$ 394	$ 2,008	$ 591
Past Due 90 days or more	-	-	-	-	71	-	-
Total Past Due	$ 1,125	$ 3,882	$ 2,020	$ 23	$ 465	$ 2,008	$ 591
Total Past Due / Total Energy Loans	*0.8%*	*3.1%*	*1.6%*	*0.0%*	*0.2%*	*1.1%*	*0.3%*
Net Charge Offs YTD	$ 667	$ 2,889	$ -	$ 1,500	$ 251	$ (280)	$ 881
Net Charge Offs YTD/ Energy Loans	*0.5%*	*2.3%*	*0.0%*	*1.5%*	*0.1%*	*(0.2%)*	*0.5%*

Note: Dollars in thousands. Loan balances based on balances before accounting adjustments and excluding TCB loan portfolio due to manual consolidation and in process review for reclassification tied to early 3Q'22 data conversion.

(1) Percentage based on Energy loans outstanding.

(2) Past due and nonaccrual loan amounts exclude purchased impaired loans, even if contractually past due or if the Company does not expect to receive payment in full, as the Company is currently accreting interest income over the expected life of the loans.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Net Income, ROAA, NIM excluding loan discount accretion

	For the Year Ended December 31,					Fiscal Quarter				
	2017	2018	2019	2020	2021	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22
Core Net Income:										
Net Income	$ 4,848	$ 14,091	$ 23,772	$ 29,994	$ 52,136	$ 12,329	$ 17,428	$ 10,311	$ 12,068	$ 8,731
Adjustments [1]:										
Sale of Impaired Credit	$ (1,815)	$ (69)	$ (72)	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Deferred Tax Asset write-down	$ 1,668	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Employee Share Awards- NASDAQ Listing	$ -	$ 93	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ -	$ (280)	$ 568	$ 277	$ 799	$ -	$ 427	$ 310	$ 62	$ 566
(Gain)/Loss on Sale of Securities	$ -	$ (6)	$ (84)	$ (107)	$ (299)	$ 4	$ 39	$ 9	$ (351)	$ 24
(Gain)/Loss on Sale of Banking Center			$ (243)	$ -	$ (354)	$ -	$ -	$ -	$ (354)	$ -
Occupancy and bank premises-hurricane repair	$ -	$ -	$ -	$ -	$ 1,230	$ 276	$ 741	$ 167	$ 45	$ 182
Stock Option Exercises	$ -	$ -	$ -	$ (530)	$ -	$ -	$ -	$ -	$ -	$ -
Early Lease Termination Penalty	$ -	$ -	$ 69	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Acquisition-related expenses	$ 129	$ 2,945	$ 603	$ 7,832	$ 407	$ 8	$ 74	$ 121	$ 204	$ 763
Core Net Income	$ 4,830	$ 16,774	$ 24,614	$ 37,466	$ 53,919	$ 12,617	$ 18,709	$ 10,918	$ 11,674	$ 10,266
Core Return on Average Assets:										
Net Income	$ 4,848	$ 14,091	$ 23,772	$ 29,994	$ 52,136	$ 12,329	$ 17,428	$ 10,311	$ 12,068	$ 8,731
Core Net Income	$ 4,830	$ 16,774	$ 24,546	$ 37,466	$ 53,919	$ 12,617	$ 18,709	$ 10,918	$ 11,674	$ 10,266
Average Assets	$ 1,199,788	$ 1,682,177	$ 2,136,081	$ 3,426,120	$ 4,403,670	$ 4,276,430	$ 4,399,911	$ 4,353,885	$ 4,584,460	$ 4,920,108
ROAA	0.40%	0.84%	1.11%	0.88%	1.18%	1.15%	1.58%	0.95%	1.05%	0.71%
Core ROAA	0.40%	1.00%	1.15%	1.09%	1.22%	1.18%	1.70%	1.00%	1.02%	0.83%
ROAE	3.68%	7.04%	8.70%	8.42%	12.25%	11.86%	16.57%	9.47%	11.20%	7.83%
Core ROAE	3.67%	8.38%	9.01%	10.51%	12.67%	12.13%	17.79%	10.03%	10.84%	9.21%
Average Diluted Shares Outstanding	8,003,822	11,545,943	13,670,777	18,243,445	20,634,281	20,738,013	20,827,786	20,513,838	20,462,317	21,162,842
Diluted Earnings per Common Share	$ 0.61	$ 1.22	$ 1.74	$ 1.64	$ 2.53	$ 0.59	$ 0.84	$ 0.50	$ 0.59	$ 0.41
Core Diluted Earnings per Common Share	$ 0.60	$ 1.45	$ 1.80	$ 2.05	$ 2.61	$ 0.61	$ 0.90	$ 0.53	$ 0.57	$ 0.49
Net Interest Margin excluding loan discount accretion:										
Net Interest Income	$ 44,372	$ 62,229	$ 80,198	$ 127,646	$ 153,884	$ 40,301	$ 37,945	$ 37,294	$ 38,344	$ 40,475
Adjustments:										
Loan purchase discount accretion	(4,135)	(1,278)	(2,602)	(6,592)	(7,750)	(3,063)	(1,617)	(1,511)	(1,559)	(920)
Adjusted Net Interest Income	$ 40,237	$ 60,951	$ 77,596	$ 121,054	$ 146,134	$ 37,238	$ 36,328	$ 35,783	$ 36,785	$ 39,555
Average Interest-earning Assets	$ 1,106,123	$ 1,547,806	$ 1,956,719	$ 3,145,743	$ 4,011,773	$ 3,811,336	$ 3,920,569	$ 4,016,063	$ 4,299,135	$ 4,612,450
Net Interest Margin	4.01%	4.02%	4.10%	4.06%	3.84%	4.23%	3.87%	3.71%	3.57%	3.51%
Net Interest Margin excluding loan discount accretion	3.64%	3.94%	3.97%	3.85%	3.64%	3.91%	3.71%	3.56%	3.42%	3.43%

Note: Dollars in thousands except per share data.
(1) Adjustments are net of tax.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TCE / TBV

	Fiscal Quarter				
	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 416,701	$ 431,006	$ 430,221	$ 433,368	$ 456,837
Adjustments:					
Goodwill	(53,753)	(60,062)	(60,062)	(59,894)	(89,911)
Core deposit and other intangibles	(9,406)	(13,271)	(12,835)	(12,203)	(15,617)
Total Tangible Common Equity	$ 353,542	$ 357,673	$ 357,324	$ 361,271	$ 351,309
Tangible Assets					
Total Assets	$4,443,586	$4,323,959	$4,405,217	$4,726,378	$5,362,235
Adjustments:					
Goodwill	(53,753)	(60,062)	(60,062)	(59,894)	(89,911)
Core deposit and other intangibles	(9,406)	(13,271)	(12,835)	(12,203)	(15,617)
Total Tangible Assets	$4,380,427	$4,250,626	$4,332,320	$4,654,281	$5,256,707
Common Equity to Total Assets	9.38%	9.97%	9.77%	9.17%	8.52%
Tangible Common Equity to Tangible Assets	8.07%	8.41%	8.25%	7.76%	6.68%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 416,701	$ 431,006	$ 430,221	$ 433,368	$ 456,837
Adjustments:					
Goodwill	(53,753)	(60,062)	(60,062)	(59,894)	(89,911)
Core deposit and other intangibles	(9,406)	(13,271)	(12,835)	(12,203)	(15,617)
Total Tangible Common Equity	$ 353,542	$ 357,673	$ 357,324	$ 361,271	$ 351,309
Common shares outstanding	20,804,753	20,740,759	20,383,504	20,400,349	22,564,607
Book Value per Common Share	$ 20.03	$ 20.78	$ 21.11	$ 21.24	$ 20.25
Tangible Book Value per Common Share	$ 16.99	$ 17.24	$ 17.53	$ 17.71	$ 15.57

Note: Dollars in thousands except per share data.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

TCE / TBV					
	For the Year Ended December 31,				
	2017	2018	2019	2020	2021
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 179,935	$ 260,058	$ 285,097	$ 409,963	$ 433,368
Adjustments:					
Goodwill	(6,824)	(49,488)	(48,495)	(53,862)	(59,894)
Core deposit and other intangibles	(2,003)	(7,885)	(6,694)	(9,734)	(12,203)
Total Tangible Common Equity	$ 171,108	$ 202,685	$ 229,908	$ 346,367	$ 361,271
Tangible Assets					
Total Assets	$ 1,321,256	$ 2,094,896	$ 2,273,835	$ 4,160,360	$ 4,726,378
Adjustments:					
Goodwill	(6,824)	(49,488)	(48,495)	(53,862)	(59,894)
Core deposit and other intangibles	(2,003)	(7,885)	(6,694)	(9,734)	(12,203)
Total Tangible Assets	$ 1,312,429	$ 2,037,523	$ 2,218,646	$ 4,096,764	$ 4,654,281
Common Equity to Total Assets	13.62%	12.41%	12.54%	9.85%	9.17%
Tangible Common Equity to Tangible Assets	13.04%	9.95%	10.36%	8.45%	7.76%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 179,935	$ 260,058	$ 285,097	$ 409,963	$ 433,368
Adjustments:					
Goodwill	(6,824)	(49,488)	(48,495)	(53,862)	(59,894)
Core deposit and other intangibles	(2,003)	(7,885)	(6,694)	(9,734)	(12,203)
Total Tangible Common Equity	$ 171,108	$ 202,685	$ 229,908	$ 346,367	$ 361,271
Common shares outstanding	10,232,495	13,213,280	13,279,363	20,621,437	20,400,349
Book Value per Common Share	$ 17.58	$ 19.68	$ 21.47	$ 19.88	$ 21.24
Tangible Book Value per Common Share	$ 16.72	$ 15.34	$ 17.31	$ 16.80	$ 17.71

Note: Dollars in thousands except per share data.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Core Efficiency Ratio							
	Fiscal Quarter					Fiscal Year Ended	
	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22	12/31/2020	12/31/2021
Core Efficiency Ratio:							
Noninterest Expense	$ 26,728	$ 31,116	$ 29,567	$ 30,098	$ 33,720	$ 100,993	$ 117,061
Core Adjustments	$ (360)	$ (1,032)	$ (356)	$ (323)	$ (1,042)	$ (9,630)	$ (2,071)
Net Interest and Noninterest Income	$ 45,154	$ 55,371	$ 43,653	$ 45,558	$ 46,402	$ 149,075	$ 189,287
Core Adjustments	$ -	$ 540	$ 392	$ (414)	$ 717	$ 351	$ 519
Efficiency Ratio	59.19%	56.20%	67.73%	66.07%	72.67%	67.75%	61.84%
Core Efficiency Ratio	58.40%	53.81%	66.32%	65.96%	69.35%	61.14%	60.58%

Note: Dollars in thousands.

Core Pre-tax, Pre-provision Earnings

	Fiscal Quarter				
	Q1'21	Q2'21	Q3'21	Q4'21	Q1'22
Core pre-tax, pre-provision earnings:					
Pre-tax, pre-provision earnings	$ 18,421	$ 24,205	$ 14,075	$ 15,904	$ 12,651
Adjustments:					
Sale of Impaired Credit	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ -	$ 540	$ 392	$ 78	$ 717
(Gain)/Loss on Sale of Securities	$ 5	$ 50	$ 11	$ (444)	$ 31
(Gain)/Loss on Sale of Banking Center	$ -	$ -	$ -	$ (492)	$ -
Occupancy and bank premises- hurricane repair	$ 350	$ 938	$ 211	$ 57	$ 231
Acquisition-related expenses	$ 10	$ 94	$ 145	$ 266	$ 811
Stock Option Exercises	$ -	$ -	$ -	$ -	$ -
Core pre-tax, pre-provision earnings	$ 18,786	$ 25,827	$ 14,834	$ 15,369	$ 14,441

Note: Dollars in thousands.